PARENT GUARANTY AGREEMENT

            PARENT GUARANTY AGREEMENT (this "Agreement"), dated this 18th day of June, 1998, by and between LESLIE BUILDING PRODUCTS, INC., a Delaware corporation ("Guarantor"), and BMCA KEY ACQUISITION CORP., a Delaware corporation ("Buyer"), on its own behalf and on behalf of the other Buyer Related Parties (as defined in the Asset Purchase Agreement referred to below).

                              W I T N E S S E T H:

            WHEREAS, Buyer and Leslie-Locke, Inc., a Delaware corporation ("Seller") have entered into an Asset Purchase Agreement, dated May 26, 1998 (the "Asset Purchase Agreement"), providing for the sale by Seller to Buyer of substantially all of the assets of Seller;

            WHEREAS, Guarantor is the owner of 100% of the issued and outstanding stock of Seller;

            WHEREAS, pursuant to Sections 9.1(b) and (c) of the Asset Purchase Agreement, Seller is obligated to indemnify the Buyer Related Parties for certain losses incurred by the Buyer Related Parties (as defined in the Asset Purchase Agreement);

            WHEREAS, Guarantor has agreed to guaranty Seller's indemnification obligations under Sections 9.1(b) and (c) of the Asset Purchase Agreement;

            WHEREAS, it is a condition precedent to the closing of the Asset Purchase Agreement that Buyer, Guarantor, Seller and Agent enter into this Agreement.

            NOW, THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants contained herein, the parties hereby agree as follows:

1. Definitions. (a) Capitalized terms used herein without definition have the respective meanings ascribed to them in the Asset Purchase Agreement.

            (b) The following terms used in this Agreement shall have the following meanings:

            "Escrow Deposit" shall have the meaning set forth in the Net Proceeds Escrow Agreement (as hereinafter defined).

            "Net Proceeds Escrow Agreement" shall mean the Net Proceeds Escrow Agreement dated the date hereof among Buyer, Seller and The Chase Manhattan Bank as escrow agent.
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            "Net Proceeds Escrow Agreement" shall mean the Net Proceeds Escrow
Agreement dated the date hereof among Buyer, Seller and The Chase Manhattan Bank as escrow agent.

            "Obligations" shall mean the due, prompt and complete payment by Seller of all amounts due to the Buyer Related Parties solely under Sections 9.1(b) and (c) (and (e) to the extent applicable) of the Asset Purchase Agreement in respect of Excluded Liabilities, Claims of Environmental Liability and Off-Site Claims of Environmental Liability, when and as the same shall become due and payable, subject to and in accordance with the limitations and other provisions (including provisions regarding defense of third-party claims) of Article IX of the Asset Purchase Agreement. Without limiting the provisions of Section 9.4 of the Asset Purchase Agreement, Obligations shall not include any amounts referred to in the preceding sentence unless a notice of claim (within the meaning of Section 9.4(c) of the Asset Purchase Agreement) with respect to the matter to which such amount relates has been delivered to Seller on or prior to the fourth anniversary of the Closing Date.

            "Permitted Payment" shall have the meaning set forth in the Net Proceeds Escrow Agreement.

            "Termination Date" shall have the meaning set forth in the Net Proceeds Escrow Agreement.

            2. Guaranty. Guarantor unconditionally and irrevocably guarantees to the Buyer Related Parties the due, prompt and complete payment and performance by Seller of all of the Obligations.

            This guaranty is a guaranty of payment, performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Seller or upon any other event or condition whatsoever. If for any reason whatsoever Seller shall fail or be unable duly, punctually and fully to pay any Obligations as and when the same shall become due and payable or to perform or comply with any Obligation, Guarantor will forthwith, upon Buyer's written demand, pay or cause to be paid the Obligation to Buyer (on behalf of itself and the other Buyer Related Parties), in lawful money of the United States, or perform or comply with such Obligation or cause such Obligation to be performed or complied with.

            Notwithstanding anything herein to the contrary, prior to the Termination Date, Guarantor's liability hereunder shall not exceed, and the Buyer Related Parties' recourse against Guarantor shall be limited to, the aggregate amount of dividends, distributions and other payments made by Seller to Guarantor after the Closing Date only out of the Escrow Deposit (as defined in the Net Proceeds Escrow Agreement) held under the Net Proceeds


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

Escrow Agreement (excluding any dividends, distributions or other payments to Guarantor which would qualify as Permitted Payments under paragraphs (c), (d) and (f) of Section 3 of the Net Proceeds Escrow Agreement). On and after the Termination Date, Guarantor's liability hereunder in respect of the Obligations shall be unlimited.

            3. Guarantor's Representations and Warranties. Guarantor hereby represents and warrants to Buyer (for its own benefit and the benefit of the other Buyer Related Parties) as follows:

            (a) Organization, Good Standing, Etc. Guarantor is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, and to enter into and to carry out the terms of this Agreement.

            (b) Authorization and Enforceability. The execution and delivery by Guarantor of this Agreement and all other agreements and documents to be executed and delivered by it in connection herewith, the performance by Guarantor of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate acts and other proceedings of Guarantor. This Agreement and all other agreements and documents to be executed and delivered by Guarantor in connection herewith have been duly and validly executed and delivered by Guarantor and, subject to claims or rights of creditors and other third parties against Guarantor which may now or hereafter be determined to exist, including, without limitation, in respect of Excluded Liabilities ("Creditor Claims"), constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, fraudulent transfers or conveyance, conservatorship or other laws (including court decisions) affecting the enforcement of creditors' rights generally.

            (c) Relationship to Seller. Guarantor owns 100% of the issued and outstanding shares of capital stock of Seller.

            (d) Compliance with Other Instruments, Etc. The execution and delivery by Guarantor of, and performance of the obligations of Guarantor under, this Agreement will not result in any violation of or be in conflict with or constitute a default under any term of any agreement or instrument to which it is a party or by which it is bound or, except with respect to Creditor Claims, any term of any applicable law, ordinance, rule or


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

regulation of any governmental authority or, except with respect to Creditor Claims, any term of any applicable order, judgment or decree of any court, arbitrator or governmental authority or result in the creation of (or impose any obligation on Guarantor to create) any lien upon any of the properties or assets of Guarantor pursuant to any such term, which violation, conflict, default or lien might have a material adverse effect on the business, operations, condition (financial or physical), properties, net assets or liabilities of Guarantor or upon the ability of Guarantor to perform its obligations under this Agreement.

            (e) Governmental Consent. No Governmental Approval or Consent on the part of Guarantor is required for the valid execution and delivery of this Agreement and the due performance of the obligations of Guarantor under this Agreement.

            4. Guarantor's Obligations Unconditional. The obligations of Guarantor under this Agreement shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

            (a) any amendment of or change in, or termination or waiver of, any of the Acquisition Documents;

            (b) any furnishing, acceptance or release of, or any defect in any security for, any of the Obligations;

            (c) any failure, omission or delay on the part of Seller to conform or comply with any term of any of the Acquisition Documents;

            (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Acquisition Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Acquisition Documents;

            (e) any failure, omission or delay on the part of Buyer or other Buyer Related Party to enforce, assert or exercise any right, power or remedy conferred on it in this Agreement;

            (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshalling of assets and liabilities or similar proceedings with respect to Seller or Guarantor or any action taken by any trustee or receiver or by any court in any such proceeding;

            (g) any merger or consolidation of Seller or Guarantor into or with any other corporation, or any sale, lease or


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

transfer of any of the assets of Seller or Guarantor to any other person; or

            (h) any change in the ownership of any shares of capital stock of Seller, or any change in the corporate relationship between Seller and Guarantor, or any termination of such relationship.

            5. Waiver. Guarantor unconditionally waives, to the extent permitted by applicable law,(a) notice of any of the matters referred to in Section 4, (b) notice to Guarantor of the incurrence of any of the Obligations, notice to Guarantor or Seller of any breach or default by Seller with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of Buyer or any other Buyer Related Party against Guarantor, (c) any right to the enforcement, assertion, exercise or exhaustion by Buyer or any other Buyer Related Party of any right, power, privilege or remedy conferred in the Asset Purchase Agreement or any other Acquisition Document, in each case except as provided for therein, (d) any requirement to mitigate the damages resulting from any default under any Acquisition Document, (e) any notice of any sale, transfer or other disposition of any right, title to or interest in any Acquisition Document, (f) any release of Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder and (g) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or release of a guarantor or surety; provided, however, that the foregoing waivers shall not affect or limit (x) Guarantor's right to written demand pursuant to Section 2 hereof, (y) Guarantor's right to any other notice or demand provided for herein, or (z) the obligation of Buyer or any other Buyer Related party to give any other notice required by the Acquisition Documents; and provided, further that neither the foregoing waivers nor any other provision hereof shall affect or limit the right of Guarantor to assert against any Buyer Related Party any other defense, counterclaim, setoff or other right, to the extent that Seller would not be prohibited from asserting such defense, counterclaim, setoff or other right under the Asset Purchase Agreement.

            6. Subrogation. Until the earlier of (a) termination of this Agreement or (b) the payment and performance in full of all Obligations, Guarantor shall not seek to exercise any rights of subrogation, reimbursement or indemnity arising from payments made by Guarantor pursuant to the provisions of this Agreement.

            7. Amendments, Etc. No amendment, modification, termination or waiver or any provision of this Agreement, or consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Guarantor and Buyer (on its own behalf and on behalf of the


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

other Buyer Related Parties), and then such amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which given.

            8. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first class mail, postage prepaid, addressed, (a) if to Buyer, at the address set forth in Section 14.1 of the Asset Purchase Agreement, or at such other address as Buyer shall from time to time designate in writing to Guarantor, and
(b) if to Guarantor, at 200 Mamaroneck Avenue, White Plains, NY 10601, or at such other address as Guarantor shall from time to time designate in writing to Buyer. Any notice so addressed shall be deemed to be given when so delivered or sent or, if mailed, on the third Business Day after being so mailed.

            9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns. This Agreement shall not be assignable either party without the prior written consent of the other. Guarantor shall be free to merge with or into Seller at any time, subject to and in accordance with the terms of the other Acquisition Documents.

            10. Submission to Jurisdiction. Each of the parties hereto, for itself and its successors and assigns, hereby irrevocably (a) agrees that any legal or equitable action, suit or proceeding against it arising out of or relating to this Agreement or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or federal court in the State, City and County of New York, (b) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding, (c) irrevocably submits itself to the nonexclusive jurisdiction of any state or federal court of competent jurisdiction in the State of New York for purposes of any such action, suit or proceeding. Each such party waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 8, provided service so made shall be deemed completed only upon actual receipt. Nothing contained in this Section 10 shall be deemed to affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any jurisdiction.

            11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER ACQUISITION


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

DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

            12. Miscellaneous. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and paragraph headings in this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Agreement. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to applicable principles of conflicts of law.

            IN WITNESS WHEREOF, the Parties and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         LESLIE BUILDING PRODUCTS, INC.


                         By:
                            ----------------------------------------------
                            Name:
                            Title:

                         BMCA KEY ACQUISITION CORP., on its Own Behalf and on Behalf of the Other Buyer Related Parties


                         By:
                            ----------------------------------------------
                            Name:
                            Title:


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